UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-33249 (Commission File Number)	16-1751069 (IRS Employer Identification No.)

303 W. Wall, Suite 1400 Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (432) 689-5200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 15, 2009, Legacy Reserves LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Partnership sold 3,300,000 units representing limited partner interests in the Partnership (the “Units”) at a price of $15.85 per Unit ($15.18 per Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 495,000 Units on the same terms and conditions as those Units sold by the Partnership. The Underwriters exercised such option in full on September 15, 2009. Closing of the issuance and sale of all 3,795,00 Units is scheduled for September 18, 2009.
     The offering of the Units has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-150111) of the Partnership (the “Registration Statement”), which was declared effective on April 16, 2008, and the prospectus supplement dated September 15, 2009, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Units are subject to approval of certain legal matters by counsel to the Underwriters and other customary conditions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of the those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 9.01
     (d) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated September 15, 2009, by and among Wells Fargo Securities, LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation and the several underwriters named on Schedule I thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP
	By:	Legacy Reserves GP, LLC,
its General Partner

Date: September 17, 2009	By:	/s/ Steven H. Pruett
		Name:	Steven H. Pruett
		Title:	President, Chief Financial Officer and Secretary

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